Exhibit 99.1

Investor Presentation June 2003

Forward-looking Statements The material and information furnished in this presentation contains forward-looking statements as such are described within various provisions of the Federal Securities Laws. Forward-looking statements include projections, estimates, forecasts, plans and objectives and as such are based on assumptions, uncertainties and risk analysis. No assurance can be given that future actual results and the value of TEPPCO Partners, L.P.'s securities will not differ materially from those contained in the forward- looking statements expressed in this presentation and found in documents filed with the Securities and Exchange Commission. Although TEPPCO believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables either of an unpredictable nature or outside of TEPPCO's control that will impact and drive TEPPCO's future results and the value of its units. The receiver of this presentation must assess and bear the risk as to the value and importance he or she places on any forward-looking statements contained in this presentation. See TEPPCO Partners, L.P.'s filings with the SEC for additional discussion of risks and uncertainties that may affect such forward-looking statements.

Non-GAAP Financial Measures Disclosure This presentation contains non-GAAP financial measures. We have attached to this presentation a reconciliation of EBITDA, which is used in this presentation, to net income and operating income.

TEPPCO Partners, L.P. One of the largest energy Master Limited Partnerships Formed in 1990 with headquarters in Houston, Texas General Partner owned by Duke Energy Field Services (DEFS), a premier North American midstream company Strong focus on corporate governance and serving interests of limited partners Duke Energy Field Services (Sponsor) Texas Eastern Products Pipeline Company, LLC (G.P.) TEPPCO Partners, L.P. (Partnership) Public Unitholders 100% 2% 4.2% 93.8%

The Sponsor: Duke Energy Field Services DEFS is owned by two substantial and well- respected energy companies Largest midstream company in the U.S. Proven, reliable, low-cost gas gatherer and processor Known for operational excellence and customer service orientation DEFS 69.7% 30.3% Equity: $30 billion Debt: $19 billion Firm Value: $49 billion Equity: $15 billion Debt: $20 billion Firm Value: $35 billion Texas Eastern Products Pipeline Company, LLC Pipeline Company, LLC Pipeline Company, LLC Pipeline Company, LLC Pipeline Company, LLC 12/31/02 12/31/02

TEPPCO's asset base has quadrupled over the last five years, Assets 1990 549.9 1991 550.9 1992 552.2 1993 543.6 1994 557.5 1995 550.2 1996 561 1997 589 1998 731 1999 778 2000 1260 2001 1781 2002 2410 Asset base represents Net PP&E, intangible assets, other assets, and equity investments at year-end periods and volumes have grown significantly, 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003E Refined Product 89.203 87.616 90.712 107.271 110.234 115.262 119.971 130.467 132.642 128.151 122.9 138.2 154.2 LPG 34.652 34.821 38.813 36.636 38.237 41.64 41.991 32.048 37.575 39.633 40 40.49 41.6 Crude Oil 5.549 33.297 46.255 77.917 82.8 81.3 NGL 5.2 21.634 54 66.7 Gas - BOE 7.6 56.6 80.3 Revenue 163.303 166.222 183.634 197.304 203.716 216.025 222.093 217.267 268.841 293.337 168 424 CAGR: 20% (since 1998)

resulting in substantial EBITDA growth. 1998 1999 2000 2001 2002 2003E EBITDA 110 134.9 161.2 226.2 281.9 315 2003E represents midpoint of EBITDA range

2003 Update Strong 1st quarter performance likely to continue throughout 2003 Firm LPG demand expected to continue through normally slow summer season due to low regional inventories Favorable outlook for long-haul volumes with increased cargoes arriving in Gulf Coast Purchase of additional Centennial Pipeline interest and 5-year capacity lease enhances downstream growth potential TEPPCO purchased additional 1/6 interest in Centennial Pipeline from CMS for $20 million TEPPCO and Marathon Ashland each own 50% interests Capacity lease financially benefits both Centennial and TEPPCO Provides mechanism for TEPPCO to optimize both systems

2003 Update Strong upstream gathering, marketing and transportation results Solid performance in light of world oil disruptions Improved Seaway Pipeline performance and continued high Texas City terminal utilization Growth and optimization strategies continue to produce benefits Substantial midstream segment growth Jonah Gas Gathering System Phase I & II expansions producing expected results Pioneer Plant and Phase III expansion expected in service 4th quarter 2003 Val Verde infill drilling decision expected before year-end 2003

The TEPPCO Systems 11,200 Miles of Pipelines in 16 States ... .... Strategically Positioned to Capitalize on Market Opportunities

TEPPCO's Three Business Segments Midstream Natural gas gathering and NGL transportation and fractionation Upstream Crude oil gathering, transportation, storage and marketing Downstream Refined products, LPG, and petrochemical transportation, storage and terminaling

EBITDA Contribution by Segment - 2003E 1 NGL Natural Gas 1 - Assumes midpoint of 2003 EBITDA guidance provided in 8-K filed on 1/21/2003 Upstream Midstream Downstream 17.46 45.08 37.46

TEPPCO Corporate Strategy Focus on internal growth prospects Increase throughput on our pipeline systems Expand/upgrade existing assets and construct new pipeline and gathering systems Target accretive acquisitions in our core businesses that provide attractive growth potential Utilize competitive strength from alignment with DEFS Operate in a safe, efficient and environmentally responsible manner Continue track record of consistent annual distribution growth Our Goal: To grow sustainable cash flow and distributions

TEPPCO's Upstream Business

Upstream Strategy Strengthen market position around existing asset base Focus activity in West Texas, South Texas and Red River areas Increase margins by improving/expanding services and reducing costs through asset optimization Pursue strategic acquisitions to leverage existing market presence Realize full potential of Seaway assets Aggressively market Seaway mainline capacity, with focus on alignment with key refiners and suppliers Maximize value of strong Texas City marine terminal position

TEPPCO's Downstream Business

Midwest Refined Products Supply PADD III Production Will Continue To Support PADD II Demand Shortfall = North Central U.S. region (as per EIA Annual Energy Outlook 2003) NORTH DAKOTA SOUTH DAKOTA NEBRASKA KANSAS OKLAHOMA TEXAS MINNESOTA IOWA MISSOURI ALABAMA FLORIDA GEORGIA SOUTH CAROLINA NORTH CAROLINA KENTUCKY WISCONSIN OHIO MICHIGAN VIRGINIA WEST VIRGINIA PENNSYLVANIA NEW YORK MAINE VERMONT MARYLAND PADD II PADD I PADD III TENNESSEE INDIANA ILLINOIS ARKANSAS LOUISIANA MISSISSIPPI Growing MidContinent Shortfall Longer term supply

Downstream Strategy Utilize TEPPCO and Centennial Pipeline systems to serve growing Midwest supply shortfall Centennial is a key investment for TEPPCO: Strategically Allows TEPPCO to participate in the incremental demand in its core market area Economically Centennial provides substantial, efficient growth capacity Startup of Centennial provided capacity to move record refined products volumes in 2002 Growth in Little Rock, Cape Girardeau, Princeton Increased propane movements to Midwest and Northeast Provides foundation for downstream growth initiatives

Midwest Refined Products Demand Centennial will play a vital role in satisfying Midwest demand growth:

Recent Centennial Pipeline Developments TEPPCO purchased additional 1/6 interest in Centennial Pipeline from CMS for $20 million Attractive price due to CMS restructuring TEPPCO and Marathon Ashland each own 50% interests TEPPCO has obtained 5-year capacity lease which benefits both Centennial and TEPPCO Increased Centennial throughput will improve transit time Provides mechanism for TEPPCO to optimize both systems Combination of purchase and lease should provide modest improvement to TEPPCO results in 2003 Increased Centennial revenue likely to be offset by line cleaning costs Will facilitate pursuit of growth opportunities

Downstream Segment Growth Potential Centennial provides excellent platform for long-term growth Serves chronically short Midwest market Supply imbalance increases if additional refineries close Potential to displace river movements Provides capacity to allow growth in propane movements Substantial cash flow potential as Centennial volumes increase $10+ mm annual TEPPCO cash flow at 200,000 bpd $25-$30 mm annual TEPPCO cash flow at 300,000 bpd, with modest capital investment Incremental benefits to TEPPCO system from optimizing product mix and power costs

TEPPCO's Midstream Business

Midstream Strategy Attractive portfolio of high quality assets in prolific gas producing basins Assets positioned in basins playing an increasingly vital role in the United States' domestic gas supply Realize full potential of existing assets Increase throughput on Val Verde, Jonah and Chaparral systems Prudently expand capacity to meet customers' needs Pursue acquisition opportunities arising from natural gas industry restructuring

Val Verde Gas Gathering System Acquired from Burlington Resources for $444 million on 6/30/02 Gathers from 544 separate wells in San Juan Basin Fruitland Coal Formation One of the largest coal bed methane ("CBM") gathering and treating facilities 1 Bcf/d pipeline capacity 360 miles of pipeline 14 compressor stations Amine treating facility Attractive growth potential from infill CBM drilling and conventional gas production

Val Verde Growth Potential Near-term volume growth from CBM infill drilling New Mexico Oil Conservation Division issued order in October, 2002 approving 160-acre spacing in 'Low Productivity Area' Well density increase will spur new drilling Initial phase of drilling underway with first wells connected this quarter Hearing on 'High Productivity Area' occurred June 3-5, 2003 All producers supportive of 160-acre spacing Expect decision prior to year-end Longer-term growth and increased throughput from conventional gas gathering and enhanced services Leverage high quality assets, existing capacity and DEFS commercial presence and operating capability

Jonah Gas Gathering System Acquired from Alberta Energy for $360 million in Q4 2001 Located in prolific Green River Basin Asset overview: 350 miles of pipelines serving 14 gas producers Five compressor stations and related metering equipment Increased capacity achieved through two expansion projects Expanded capacity from 450 MMcfd in Q4 2001 to 880 MMcf/d in Q4 2002

Production Outlook Gas reserves for Jonah and Pinedale Fields reviewed with area's top 5 producers Volumes expected to exceed current capacity by late 2003 Pinedale's existing 40 acre sites not fully developed Additional downspacing possible for Jonah and Pinedale fields Ongoing communication with producers to monitor well performance, well spacing initiatives, drilling costs, and technology improvements 14 drilling rigs currently active on dedicated acreage 4 additional rigs expected during peak summer drilling season

Phase III Expansion and Pioneer Plant 95% + of flowing gas is dedicated life of lease from wellhead to Bird Canyon. Obtained increased long haul and Pioneer plant dedications to support incremental investments Phase III expansions will increase system capacity from 880 MMcfd to 1180 MMcfd Pioneer construction and Opal expansion will increase system reliability Kern River expansion provides sufficient downstream capacity for increased Jonah and Pinedale volumes

Jonah Growth Potential Dedicated production from Jonah and Pinedale fields expected to exceed current Jonah gathering system capacity by 2004 Phase III pipeline and processing capacity expansions underway Expanded trunkline capacity provides market access for Jonah and Pinedale production Kern River 960 MMcfd expansion placed in service May 2003 Likelihood of further downspacing of Jonah and Pinedale fields Would create attractive organic growth opportunities

Balance Sheet and Distribution Coverage Achieved substantial asset growth while strengthening financial position in 2002 Completed $576 million of acquisitions Issued $380 million of equity in difficult market environment Increased annual distribution to $2.50/unit 9% annual distribution growth rate since 1993 Strong distribution coverage ratio of 1.3 at 3/31/03

Debt and Equity Update Issued $200 MM 6.125% Senior Debt on January 30, 2003 Net proceeds of $197 MM used to pay down debt under existing 3-year credit facility 3.9 MM units sold April 2003 with proceeds used to retire Class B units Equity sale well received by market Eliminates potential overhang presented by Class B Units Remaining LP Units owned by Duke under lock-up for 1 year

Distributions have shown steady growth Note: 1990 indicative of full year distribution. Note: 1990 indicative of full year distribution. CAGR: 8.8% (since 1993)

TEPPCO unitholders have realized a 20% average annual return since 1990 TPP S&P 500 DJIA 1990 1000 1000 1000 1991 1182 1227 1171 1992 1454 1282 1219 1993 1986 1372 1387 1994 1983 1351 1416 1995 3081 1811 1890 1996 3815 2179 2382 1997 5150 2855 2921 1998 5104 3615 3391 1999 4321 4321 4246 2000 5997 3883 3985 2001 7873 3377 3702 2002 7858 2588 3081 2003 10521 2871 3167 Cumulative Return on Initial $1000 Investment 1 - Closing price on 6/9/2003 - $35.39 per Unit 1

TEPPCO's Governance Our governance model is one of full disclosure Strong focus on protecting interests of limited partners and avoiding conflicts with general partner TEPPCO general partner managed with high degree of independence Management and employee incentives aligned with limited partners' interest Special Committee of independent directors utilized whenever potential conflicts arise Demonstrated record of "win-win" relationship with DEFS Strict governance ensures high degree of investor confidence

Conclusion Strong asset positions in diversified businesses Visible internal growth prospects and potential acquisitions Growth opportunities from alignment with DEFS Financial strength to fund growth initiatives Experienced personnel with customer service orientation Strict governance to ensure continued stakeholder trust and confidence TEPPCO is well positioned for continued growth

Reconciliation of Non-GAAP Measures (in millions) 2003E1 2002 2001 2000 1999 1998 EBITDA Net Income $119 $118 $109 $77 $72 $(19) Extraordinary loss on debt extinguishment - - - - - 73 Interest expense - net 73 66 62 45 30 29 Depreciation & amortization (D&A) 108 86 46 36 33 27 TEPPCO pro-rata percentage of joint venture Interest expense and D&A 15 12 9 3 - - Total EBITDA $315 $282 $226 $161 $135 $110 1 - Assumes midpoint of 2003 EBITDA guidance provided in 8-K filed on 1/21/2003

Reconciliation of Non-GAAP Measures (continued) Downstream Midstream Upstream Total EBITDA Operating Income $ 78 $ 69 $ 23 $ 170 Depreciation & amortization (D&A) 27 73 8 108 Other - net 1 - 1 2 Equity earnings 3 - 17 20 TEPPCO pro-rata percentage of joint venture Interest expense and D&A 9 - 6 15 Total EBITDA $ 118 $ 142 $ 55 $ 315 Percentage of total 37% 45% 18% 100% 1 - Assumes midpoint of 2003 EBITDA guidance provided in 8-K filed on 1/21/2003 2003 Estimate 1 (in millions)

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